JACK HENRY & ASSOCIATES, INC. AND SUBSIDIARIES
SUMMARY TOPIC 606 IMPACT TO REVENUE
(In Thousands, Except Per Share Data)
(Unaudited)

	Three months ended				Years ended
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	June 30,
	2017	2017	2018	2018	2018	2017
Revenue, as reported	$359,934	$374,756	$384,684	$417,229	$1,536,603	$1,431,117
Topic 606 adjustments	1,350	(17,547)	(10,636)	(38,973)	(65,806)	(42,827)
Recast 606 revenue	$361,284	$357,209	$374,048	$378,256	$1,470,797	$1,388,290

JACK HENRY & ASSOCIATES, INC. AND SUBSIDIARIES
RECAST CONDENSED CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data)
(Unaudited)

	As Reported Three Months Ended September 30, 2017	Topic 606 Adjustments	GAAP Recast Three Months Ended September 30, 2017
REVENUE	$359,934	$1,350	$361,284

EXPENSES
Cost of Revenue	204,715	(800)	203,915
Research and Development	20,929	—	20,929
Selling, General and Administrative	43,733	(2,645)	41,088
Gain on Disposal of a Business	(1,705)	—	(1,705)
Total Expenses	267,672	(3,445)	264,227

OPERATING INCOME	92,262	4,795	97,057

INTEREST INCOME (EXPENSE)
Interest Income	147	—	147
Interest Expense	(189)	—	(189)
Total Interest Income (Expense)	(42)	—	(42)

INCOME BEFORE INCOME TAXES	92,220	4,795	97,015

PROVISION/(BENEFIT) FOR INCOME TAXES	28,809	1,336	30,145

NET INCOME	$63,411	$3,459	$66,870

Basic earnings per share	$0.82		$0.87
Basic weighted average shares outstanding	77,283		77,283

Diluted earnings per share	$0.82		$0.86
Diluted weighted average shares outstanding	77,646		77,646

JACK HENRY & ASSOCIATES, INC. AND SUBSIDIARIES
RECAST CONDENSED CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data)
(Unaudited)

	As Reported Three Months Ended December 31, 2017	Topic 606 Adjustments	GAAP Recast Three Months Ended December 31, 2017
REVENUE	$374,756	$(17,547)	$357,209

EXPENSES
Cost of Revenue	211,653	(4,553)	207,100
Research and Development	22,414	—	22,414
Selling, General and Administrative	45,613	(2,519)	43,094
Gain on Disposal of a Business	(189)	—	(189)
Total Expenses	279,491	(7,072)	272,419

OPERATING INCOME	95,265	(10,475)	84,790

INTEREST INCOME (EXPENSE)
Interest Income	146	—	146
Interest Expense	(250)	—	(250)
Total Interest Income (Expense)	(104)	—	(104)

INCOME BEFORE INCOME TAXES	95,161	(10,475)	84,686

PROVISION/(BENEFIT) FOR INCOME TAXES	(60,413)	(16,144)	(76,557)

NET INCOME	$155,574	$5,669	$161,243

Basic earnings per share	$2.01		$2.09
Basic weighted average shares outstanding	77,218		77,218

Diluted earnings per share	$2.01		$2.08
Diluted weighted average shares outstanding	77,565		77,565

JACK HENRY & ASSOCIATES, INC. AND SUBSIDIARIES
RECAST CONDENSED CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data)
(Unaudited)

	As Reported Three Months Ended March 31, 2018	Topic 606 Adjustments	GAAP Recast Three Months Ended March 31, 2018
REVENUE	$384,684	$(10,636)	$374,048

EXPENSES
Cost of Revenue	221,592	(3,075)	218,517
Research and Development	22,591	—	22,591
Selling, General and Administrative	44,185	(1,952)	42,233
Gain on Disposal of a Business	—	—	—
Total Expenses	288,368	(5,027)	283,341

OPERATING INCOME	96,316	(5,609)	90,707

INTEREST INCOME (EXPENSE)
Interest Income	130	—	130
Interest Expense	(734)	—	(734)
Total Interest Income (Expense)	(604)	—	(604)

INCOME BEFORE INCOME TAXES	95,712	(5,609)	90,103

PROVISION/(BENEFIT) FOR INCOME TAXES	23,317	(2,300)	21,017

NET INCOME	$72,395	$(3,309)	$69,086

Basic earnings per share	$0.94		$0.89
Basic weighted average shares outstanding	77,247		77,247

Diluted earnings per share	$0.93		$0.89
Diluted weighted average shares outstanding	77,546		77,546

JACK HENRY & ASSOCIATES, INC. AND SUBSIDIARIES
RECAST CONDENSED CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data)
(Unaudited)

	As reported Three Months Ended June 30, 2018	Topic 606 Adjustments	GAAP Recast Three Months Ended June 30, 2018
REVENUE	$417,229	$(38,973)	$378,256

EXPENSES
Cost of Revenue	235,682	(12,076)	223,606
Research and Development	24,406	—	24,406
Selling, General and Administrative	48,615	(3,320)	45,295
Gain on Disposal of a Business	—	—	—
Total Expenses	308,703	(15,396)	293,307

OPERATING INCOME	108,526	(23,577)	84,949

INTEREST INCOME (EXPENSE)
Interest Income	152	—	152
Interest Expense	(747)	—	(747)
Total Interest Income (Expense)	(595)	—	(595)

INCOME BEFORE INCOME TAXES	107,931	(23,577)	84,354

PROVISION/(BENEFIT) FOR INCOME TAXES	22,651	(6,132)	16,519

NET INCOME	$85,280	$(17,445)	$67,835

Basic earnings per share	$1.10		$0.88
Basic weighted average shares outstanding	77,261		77,261

Diluted earnings per share	$1.10		$0.87
Diluted weighted average shares outstanding	77,585		77,585

JACK HENRY & ASSOCIATES, INC. AND SUBSIDIARIES
RECAST CONDENSED CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data)
(Unaudited)

	As Reported Year Ended June 30, 2018	Topic 606 Adjustments	GAAP Recast Year Ended June 30, 2018
REVENUE	$1,536,603	$(65,806)	$1,470,797

EXPENSES
Cost of Revenue	873,642	(20,504)	853,138
Research and Development	90,340	—	90,340
Selling, General and Administrative	182,146	(10,436)	171,710
Gain on Disposal of a Business	(1,894)	—	(1,894)
Total Expenses	1,144,234	(30,940)	1,113,294

OPERATING INCOME	392,369	(34,866)	357,503

INTEREST INCOME (EXPENSE)
Interest Income	575	—	575
Interest Expense	(1,920)	—	(1,920)
Total Interest Income (Expense)	(1,345)	—	(1,345)

INCOME BEFORE INCOME TAXES	391,024	(34,866)	356,158

PROVISION/(BENEFIT) FOR INCOME TAXES	14,364	(23,240)	(8,876)

NET INCOME	$376,660	$(11,626)	$365,034

Basic earnings per share	$4.88		$4.73
Basic weighted average shares outstanding	77,252		77,252

Diluted earnings per share	$4.85		$4.70
Diluted weighted average shares outstanding	77,585		77,585

JACK HENRY & ASSOCIATES, INC. AND SUBSIDIARIES
RECAST CONDENSED CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data)
(Unaudited)

	As reported Year Ended June 30, 2017	Topic 606 Adjustments	GAAP Recast Year Ended June 30, 2017
REVENUE	$1,431,117	$(42,827)	$1,388,290

EXPENSES
Cost of Revenue	819,034	(13,179)	805,855
Research and Development	84,753	—	84,753
Selling, General and Administrative	162,898	(3,663)	159,235
Gain on Disposal of a Business	(3,270)	—	(3,270)
Total Expenses	1,063,415	(16,842)	1,046,573

OPERATING INCOME	367,702	(25,985)	341,717

INTEREST INCOME (EXPENSE)
Interest Income	248	—	248
Interest Expense	(996)	—	(996)
Total Interest Income (Expense)	(748)	—	(748)

INCOME BEFORE INCOME TAXES	366,954	(25,985)	340,969

PROVISION/(BENEFIT) FOR INCOME TAXES	121,161	(9,753)	111,408

NET INCOME	$245,793	$(16,232)	$229,561

Basic earnings per share	$3.16		$2.95
Basic weighted average shares outstanding	77,856		77,856

Diluted earnings per share	$3.14		$2.93
Diluted weighted average shares outstanding	78,255		78,255